UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

PINPOINT ADVANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52562	33-1144642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maskit Street Herzeliya, Israel	46700
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-9-9500245

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On May 30, 2007, Pinpoint Advance Corp. (the “Company”) announced that it has been informed by Maxim Group LLC, the representative of the underwriters of the Company’s initial public offering consummated on April 25, 2007, that the holders of the Company’s units may separately trade the common stock and warrants underlying such units commencing on June 1, 2007 and that such units will continue trading, as well, under the symbol “PPACU”. The common stock and warrants will be quoted on the Over-The-Counter Bulletin Board under the symbols “PPAC” and “PPACW”, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit 99.1 Press Release dated May 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2007	PINPOINT ADVANCE CORP.

By: /s/ Adiv Baruch
Name: Adiv Baruch
Title: President and Chief Executive Officer